EXHIBIT 23.1

                      [ KPMG Peat Marwick LLP Letterhead]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors
CVS Corporation:

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 9, 1998 included in or incorporated by reference in the Annual Report on Form 10-K of CVS Corporation for the year ended December 31, 1997.

                                              KPMG PEAT MARWICK LLP


Providence, Rhode Island
April 2, 1998